UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       October 26, 2004
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01 - NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
            RULE OR STANDARD; TRANSFER OF LISTING.

On October 28, 2004, the Company notified The Nasdaq Stock Market, Inc. ("Nasdaq") that, as a result of Mr. Hugo-Martinez' resignation from the Board of Directors of the Company, the Company was not compliant with Nasdaq Marketplace Rule 4350(c)(1), which requires a majority of the members of its Board of Directors to be independent directors. The Company advised Nasdaq that the Company intends to return to compliance with that Rule as soon as feasible and in any event within the time period for cure provided in the third sentence of Nasdaq Rule 4350(c)(1), that is, until the Company's next annual shareholders' meeting or one year from the occurrence of the event that caused the failure to comply with the requirement of that Nasdaq Rule.

The information set forth in item 5.02 of this current report on Form 8-K is incorporated herein by this reference.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) On October 26, 2004, Albert Hugo-Martinez submitted his resignation as Chairman of the Board of Directors and a Director of the Company. The resignation of Mr. Hugo-Martinez was not due to a disagreement with the Company's operations, policies or practices.

(b) The Board of Directors elected Dr. William Howard to replace Mr. Hugo-Martinez as Chairman of the Board of Directors. Dr. Howard was also elected to the position of Chairman of the Audit Committee, and designated the Audit Committee financial expert, and elected to the position of Chairman of the Compensation Committee and a member of the Nominating Committee. The Board determined to consider in the future any additional compensation to Dr. Howard for his service in those capacities.

A copy of the Company's press release dated October 29, 2004, is attached hereto as Exhibit 99.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

                99.1   Press Release dated October 29, 2004.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ Eric A. Balzer
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                                              Eric A. Balzer
                                              Chief Financial Officer
Dated October 29, 2004

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